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                                   EXHIBIT 23








                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in the Registration Statements of Value City Department Stores, Inc. on Form S-8 (File Nos. 33-44207, 33-50198, 33-55348, 33-55350, 33-78586, 33-80588, 33-92966, 333-15957, 333-15961 and
333-66239) of our report dated April 30, 2001, appearing in the Annual Report on Form 10-K of Value City Department Stores, Inc. for the year ended February 3, 2001.



                                           /s/Deloitte & Touche  LLP



Columbus, Ohio
April 30, 2001



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